Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THREE MONTHS ENDED JANUARY 27, 2013 AND JANUARY 29, 2012
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 27,	January 29,	% Over	January 27,	January 29,
	2013	2012	(Under)	2013	2012

Net sales	$63,695	60,450	5.4%	100.0%	100.0%
Cost of sales	52,010	51,939	0.1%	81.7%	85.9%
Gross profit	11,685	8,511	37.3%	18.3%	14.1%

Selling, general and
administrative expenses	6,822	5,518	23.6%	10.7%	9.1%
Income from operations	4,863	2,993	62.5%	7.6%	5.0%

Interest expense	145	181	(19.9)%	0.2%	0.3%
Interest income	(105)	(148)	(29.1)%	(0.2)%	(0.2)%
Other expense	300	83	261.4%	0.5%	0.1%
Income before income taxes	4,523	2,877	57.2%	7.1%	4.8%

Income taxes*	1,700	1,075	58.1%	37.6%	37.4%
Net income	$2,823	1,802	56.7%	4.4%	3.0%

Net income per share-basic	$0.23	$0.14	64.3%
Net income per share-diluted	$0.23	$0.14	64.3%
Average shares outstanding-basic	12,095	12,536	(3.5)%
Average shares outstanding-diluted	12,290	12,677	(3.1)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	January 27,	January 29,	% Over	January 27,	January 29,
	2013	2012	(Under)	2013	2012

Income before income taxes (see above)	$4,523	2,877	57.2%	7.1%	4.8%

Adjusted Income taxes (2)*	651	524	24.2%	14.4%	18.2%
Adjusted net income	3,872	2,353	64.6%	6.1%	3.9%

Adjusted net income per share-basic	$0.32	$0.19	68.4%
Adjusted net income per share-diluted	$0.32	$0.19	68.4%
Average shares outstanding-basic	12,095	12,536	(3.5)%
Average shares outstanding-diluted	12,290	12,677	(3.1)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $59.9 million in net operating loss carryforwards.  Therefore, adjusted net income is calculated using only cash income tax expense for our subsidiaries located in Canada and China.  See reconciliation on page 9 of 9.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China.  See reconciliation on page 9 of 9.

 * Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE NINE MONTHS ENDED JANUARY 27, 2013 AND JANUARY 29, 2012
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 27,	January 29,	% Over	January 27,	January 29,
	2013	2012	(Under)	2013	2012

Net sales	$198,439	178,733	11.0%	100.0%	100.0%
Cost of sales	161,757	152,698	5.9%	81.5%	85.4%
Gross profit	36,682	26,035	40.9%	18.5%	14.6%

Selling, general and
administrative expenses	21,672	16,995	27.5%	10.9%	9.5%
Income from operations	15,010	9,040	66.0%	7.6%	5.1%

Interest expense	491	590	(16.8)%	0.2%	0.3%
Interest income	(328)	(387)	(15.2)%	(0.2)%	(0.2)%
Other expense	421	132	218.9%	0.2%	0.1%
Income before income taxes	14,426	8,705	65.7%	7.3%	4.9%

Income taxes*	(188)	(1,168)	(83.9)%	(1.3)%	(13.4)%
Net income	$14,614	9,873	48.0%	7.4%	5.5%

Net income per share-basic	$1.19	$0.77	54.5%
Net income per share-diluted	$1.17	$0.76	53.9%
Average shares outstanding-basic	12,279	12,777	(3.9)%
Average shares outstanding-diluted	12,467	12,918	(3.5)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	NINE MONTHS ENDED

	Amounts			Percent of Sales
	January 27,	January 29,	% Over	January 27,	January 29,
	2013	2012	(Under)	2013	2012

Income before income taxes (see above)	$14,426	8,705	65.7%	7.3%	4.9%

Adjusted Income taxes (2)*	2,077	1,584	31.1%	14.4%	18.2%
Adjusted net income	12,349	7,121	73.4%	6.2%	4.0%

Adjusted net income per share-basic	$1.01	$0.56	80.4%
Adjusted net income per share-diluted	$0.99	$0.55	80.0%
Average shares outstanding-basic	12,279	12,777	(3.9)%
Average shares outstanding-diluted	12,467	12,918	(3.5)%

(1) Culp, Inc. currently does not incur cash income tax expense in the US due to its $59.9 million in net operating loss carryforwards.  Therefore, adjusted net income is calculated using only cash income tax expense for our subsidiaries located in Canada and China.  See reconciliation on page 9 of 9.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China.  See reconciliation on page 9 of 9.

 * Percent of sales column for income taxes is calculated as a % of income before income taxes.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
JANUARY 27, 2013, JANUARY 29, 2012, AND APRIL 29, 2012
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	January 27,	January 29,	(Decrease)		* April 29,
	2013	2012	Dollars	Percent	2012

Current assets
Cash and cash equivalents	$19,489	15,096	4,393	29.1%	25,023
Short-term investments	5,237	8,511	(3,274)	(38.5)%	5,941
Accounts receivable	24,257	22,012	2,245	10.2%	25,055
Inventories	42,177	32,910	9,267	28.2%	36,373
Deferred income taxes	4,098	2,767	1,331	48.1%	2,467
Assets held for sale	-	45	(45)	(100.0)%	15
Other current assets	1,655	2,522	(867)	(34.4)%	1,989
Total current assets	96,913	83,863	13,050	15.6%	96,863

Property, plant & equipment, net	30,055	30,285	(230)	(0.8)%	31,279
Goodwill	11,462	11,462	-	0.0%	11,462
Deferred income taxes	4,172	3,903	269	6.9%	3,205
Other assets	1,195	1,944	(749)	(38.5)%	1,907

Total assets	$143,797	131,457	12,340	9.4%	144,716

Current liabilities
Current maturities of long-term debt	$2,366	2,400	(34)	(1.4)%	2,404
Line of credit	576	875	(299)	(34.2)%	889
Accounts payable - trade	26,220	23,489	2,731	11.6%	30,663
Accounts payable - capital expenditures	-	15	(15)	(100.0)%	169
Accrued expenses	12,823	7,594	5,229	68.9%	9,321
Accrued restructuring	-	40	(40)	(100.0)%	40
Income taxes payable - current	395	208	187	89.9%	642
Total current liabilities	42,380	34,621	7,759	22.4%	44,128

Income taxes payable - long-term	4,195	4,040	155	3.8%	4,164
Deferred income taxes	856	659	197	29.9%	705
Long-term debt , less current maturities	4,400	6,766	(2,366)	(35.0)%	6,719

Total liabilities	51,831	46,086	5,745	12.5%	55,716

Shareholders' equity	91,966	85,371	6,595	7.7%	89,000

Total liabilities and
shareholders' equity	$143,797	131,457	12,340	9.4%	144,716

Shares outstanding	12,225	12,693	(468)	(3.7)%	12,703

* Derived from audited financial statements.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE NINE MONTHS ENDED JANUARY 27, 2013 AND JANUARY 29, 2012
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	January 27,	January 29,
	2013	2012

Cash flows from operating activities:
Net income	$14,614	$9,873
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	3,818	3,600
Amortization of other assets	178	183
Stock-based compensation	308	258
Excess tax benefit related to stock-based compensation	(77)	(39)
Deferred income taxes	(2,370)	(2,751)
Gain on sale of equipment	-	(157)
Foreign currency exchange losses (gains)	153	(196)
Changes in assets and liabilities:
Accounts receivable	776	(1,769)
Inventories	(5,794)	(4,045)
Other current assets	353	(159)
Other assets	(92)	(49)
Accounts payable-trade	(4,395)	(1,709)
Accrued expenses	3,526	(1)
Accrued restructuring	(40)	(4)
Income taxes	(141)	(305)
Net cash provided by operating activities	10,817	2,730

Cash flows from investing activities:
Capital expenditures	(2,763)	(3,715)
Proceeds from the sale of equipment	-	188
Proceeds from life insurance policies	626	-
Purchase of short-term investments	(84)	(4,821)
Proceeds from the sale of short-term investments	795	4,096
Net cash used in investing activities	(1,426)	(4,252)

Cash flows from financing activities:
Proceeds from lines of credit	1,000	6,323
Payments on lines of credit	(1,325)	(5,500)
Payments on long-term debt	(2,350)	(2,354)
Proceeds from common stock issued	205	237
Common stock shares repurchased	(5,022)	(5,384)
Dividends paid	(7,226)	-
Debt issance costs	-	(26)
Excess tax benefit related to stock-based compensation	77	39
Net cash used in financing activities	(14,641)	(6,665)

Effect of exchange rate changes on cash and cash equivalents	(284)	102

Decrease in cash and cash equivalents	(5,534)	(8,085)

Cash and cash equivalents at beginning of period	25,023	23,181

Cash and cash equivalents at end of period	$19,489	$15,096

Free Cash Flow (1)	$8,473	$(656)

(1) Free Cash Flow reconciliation is as follows:
		FY 2013	FY 2012
A)	Net cash provided by operating activities	$10,817	$2,730
B)	Minus: Capital Expenditures	(2,763)	(3,715)
C)	Add: Proceeds from the sale of equipment	-	188
D)	Add: Proceeds from life insurance policies	626	-
E)	Add: Excess tax benefit related to stock-based compensation	77	39
F)	Effect of exchange rate changes on cash and cash equivalents	(284)	102
		$8,473	$(656)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED JANUARY 27, 2013 AND JANUARY 29, 2012
(Unaudited)
(Amounts in thousands)

	THREE MONTHS ENDED

	Amounts			Percent of Total Sales
	January 27,	January 29,	% Over	January 27,	January 29,
Net Sales by Segment	2013	2012	(Under)	2013	2012

Mattress Fabrics	$35,513	34,719	2.3%	55.8%	57.4%
Upholstery Fabrics	28,182	25,731	9.5%	44.2%	42.6%

Net Sales	$63,695	60,450	5.4%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$6,548	5,104	28.3%	18.4%	14.7%
Upholstery Fabrics	5,137	3,407	50.8%	18.2%	13.2%
Gross Profit	$11,685	8,511	37.3%	18.3%	14.1%

Selling, General and Administrative expenses by Segment				Percent of Sales

Mattress Fabrics	$2,382	1,970	20.9%	6.7%	5.7%
Upholstery Fabrics	3,360	2,653	26.6%	11.9%	10.3%
Unallocated Corporate expenses	1,080	895	20.7%	1.7%	1.5%
Selling, General and Administrative expenses	6,822	5,518	23.6%	10.7%	9.1%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$4,166	3,134	32.9%	11.7%	9.0%
Upholstery Fabrics	1,777	754	135.7%	6.3%	2.9%
Unallocated corporate expenses	(1,080)	(895)	20.7%	(1.7)%	(1.5)%

Operating income	$4,863	2,993	62.5%	7.6%	5.0%

Depreciation by Segment

Mattress Fabrics	$1,125	1,081	4.1%
Upholstery Fabrics	154	133	15.8%
Consolidated	1,279	1,214	5.4%

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 27, 2013 AND JANUARY 29, 2012
(Unaudited)

(Amounts in thousands)

	NINE MONTHS ENDED

	Amounts				Percent of Total Sales
	January 27,	January 29,		% Over	January 27,	January 29,
Net Sales by Segment	2013	2012		(Under)	2013	2012

Mattress Fabrics	$113,175	102,130		10.8%	57.0%	57.1%
Upholstery Fabrics	85,264	76,603		11.3%	43.0%	42.9%

Net Sales	$198,439	178,733		11.0%	100.0%	100.0%

Gross Profit by Segment					Gross Profit Margin

Mattress Fabrics	$21,708	16,180		34.2%	19.2%	15.8%
Upholstery Fabrics	14,974	9,932		50.8%	17.6%	13.0%
Subtotal	36,682	26,112		40.5%	18.5%	14.6%

Other non-recurring charges	-	(77)	(1)	(100.0)%	0.0%	(0.0)%

Gross Profit	36,682	26,035		40.9%	18.5%	14.6%

Selling, General and Administrative expenses by Segment					Percent of Sales

Mattress Fabrics	$7,197	6,094		18.1%	6.4%	6.0%
Upholstery Fabrics	9,857	8,186		20.4%	11.6%	10.7%
Unallocated Corporate expenses	4,618	2,715		70.1%	2.3%	1.5%
Consolidated	21,672	16,995		27.5%	10.9%	9.5%

Operating Income (loss) by Segment					Operating Income (Loss) Margin

Mattress Fabrics	$14,512	10,087		43.9%	12.8%	9.9%
Upholstery Fabrics	5,116	1,745		193.2%	6.0%	2.3%
Unallocated corporate expenses	(4,618)	(2,715)		70.1%	(2.3)%	(1.5)%
Subtotal	15,010	9,117		64.6%	7.6%	5.1%

Other non-recurring charges	-	(77)	(1)	(100.0)%	0.0%	(0.0)%

Operating income	$15,010	9,040		66.0%	7.6%	5.1%

Return on Capital (2)

Mattress Fabrics	34.9%	25.1%
Upholstery Fabrics	39.7%	17.1%
Unallocated Corporate	N/A	N/A
Consolidated	28.0%	17.9%

Capital Employed (3)

Mattress Fabrics	55,970	52,595		6.4%
Upholstery Fabrics	18,474	17,572		5.1%
Unallocated Corporate	(2,686)	(125)		N/A
Consolidated	71,758	70,042		2.4%

Depreciation by Segment

Mattress Fabrics	$3,344	3,163		5.7%
Upholstery Fabrics	474	437		8.5%
Consolidated	3,818	3,600		6.1%

Notes:

(1) The $77 represents employee termination benefits associated with our Anderson, SC plant facility.

(2) See pages 7 and 8 of this financial information release for calculations.

(3) The capital employed balances are as of January 27, 2013 and January 29, 2012.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 27,2013
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 27, 2013 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$14,512	$55,446	34.9%
Upholstery Fabrics	5,116	17,172	39.7%
(less: Unallocated Corporate)	(4,618)	(1,264)	N/A
Total	$15,010	$71,355	28.0%

Average Capital Employed	As of the three Months Ended January 27, 2013				As of the three Months Ended October 28, 2012				As of the three Months Ended July 29, 2012
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	74,794	33,773	35,230	143,797	74,342	27,240	40,861	142,443	78,098	29,973	35,089	143,160
Total liabilities	(18,824)	(15,299)	(17,708)	(51,831)	(19,240)	(10,512)	(17,303)	(47,055)	(21,295)	(11,006)	(19,028)	(51,329)

Subtotal	$55,970	$18,474	$17,522	$91,966	$55,102	$16,728	$23,558	$95,388	$56,803	$18,967	$16,061	$91,831
Less:
Cash and cash equivalents	-	-	(19,489)	(19,489)	-	-	(23,464)	(23,464)	-	-	(21,889)	(21,889)
Short-term investments	-	-	(5,237)	(5,237)	-	-	(5,241)	(5,241)	-	-	(5,200)	(5,200)
Deferred income taxes - current	-	-	(4,098)	(4,098)	-	-	(4,470)	(4,470)	-	-	(2,337)	(2,337)
Deferred income taxes - non-current	-	-	(4,172)	(4,172)	-	-	(4,738)	(4,738)	-	-	(2,715)	(2,715)
Current maturities of long-term debt	-	-	2,366	2,366	-	-	2,401	2,401	-	-	2,400	2,400
Line of credit	-	-	576	576	-	-	875	875	-	-	834	834
Income taxes payable - current	-	-	395	395	-	-	385	385	-	-	751	751
Income taxes payable - long-term	-	-	4,195	4,195	-	-	4,188	4,188	-	-	4,131	4,131
Deferred income taxes - non-current	-	-	856	856	-	-	856	856	-	-	705	705
Long-term debt, less current maturities	-	-	4,400	4,400	-	-	4,416	4,416	-	-	6,666	6,666

Total Capital Employed	$55,970	$18,474	$(2,686)	$71,758	$55,102	$16,728	$(1,234)	$70,596	$56,803	$18,967	$(593)	$75,177

	As of the three Months Ended April 29, 2012
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	71,563	33,641	39,512	144,716
Total liabilities	(17,653)	(19,123)	(18,940)	(55,716)

Subtotal	$53,910	$14,518	$20,572	$89,000
Less:
Cash and cash equivalents	-	-	(25,023)	(25,023)
Short-term investments	-	-	(5,941)	(5,941)
Deferred income taxes - current	-	-	(2,467)	(2,467)
Deferred income taxes - non-current	-	-	(3,205)	(3,205)
Current maturities of long-term debt	-	-	2,404	2,404
Line of credit	-	-	889	889
Income taxes payable - current	-	-	642	642
Income taxes payable - long-term	-	-	4,164	4,164
Deferred income taxes - non-current	-	-	705	705
Long-term debt, less current maturities	-	-	6,719	6,719

Total Capital Employed	$53,910	$14,518	$(541)	$67,887

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$55,446	$17,172	$(1,264)	$71,355

Notes:
(1)	See reconciliation per page 6 of this financial information release.

(2)
Return on average capital employed represents operating income for the nine month period ending January 27, 2013 divided by 3 quarters times 4 quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, and income taxes payable.

(3)	Average capital employed was computed using the four periods ending April 29, 2012, July 29, 2012, October 28, 2012, and January 27, 2013.

CULP, INC. FINANCIAL INFORMATION RELEASE
RETURN ON CAPITAL EMPLOYED BY SEGMENT
FOR THE NINE MONTHS ENDED JANUARY 29,2012
(Amounts in Thousands)
(Unaudited)

	Operating Income
	Nine Months	Average	Return on
	Ended	Capital	Avg. Capital
	January 29, 2012 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$10,087	$53,609	25.1%
Upholstery Fabrics	1,745	13,569	17.1%
(less: Unallocated Corporate)	(2,792)	66	N/A
Total	$9,040	$67,243	17.9%

Average Capital Employed	As of the three Months Ended January 29, 2012				As of the three Months Ended October 30, 2011				As of the three Months Ended July 31, 2011
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	69,063	29,501	32,893	131,457	68,568	24,462	34,094	127,124	71,325	26,683	31,299	129,307
Total liabilities	(16,468)	(11,929)	(17,689)	(46,086)	(15,353)	(11,253)	(16,421)	(43,027)	(15,331)	(13,507)	(19,118)	(47,956)

Subtotal	$52,595	$17,572	$15,204	$85,371	$53,215	$13,209	$17,673	$84,097	$55,994	$13,176	$12,181	$81,351
Less:
Cash and cash equivalents	-	-	(15,096)	(15,096)	-	-	(13,795)	(13,795)	-	-	(14,570)	(14,570)
Short-term investments	-	-	(8,511)	(8,511)	-	-	(10,482)	(10,482)	-	-	(10,443)	(10,443)
Deferred income taxes - current	-	-	(2,767)	(2,767)	-	-	(2,659)	(2,659)	-	-	(1,237)	(1,237)
Income taxes receivable	-	-	-	-	-	-	(79)	(79)	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(3,903)	(3,903)	-	-	(4,540)	(4,540)	-	-	(2,191)	(2,191)
Current maturities of long-term debt	-	-	2,400	2,400	-	-	2,401	2,401	-	-	2,409	2,409
Line of credit	-	-	875	875	-	-	-	-	-	-	-	-
Deferred income taxes - current	-	-	-	-	-	-	-	-	-	-	82	82
Income taxes payable - current	-	-	208	208	-	-	373	373	-	-	345	345
Income taxes payable - long-term	-	-	4,040	4,040	-	-	4,096	4,096	-	-	4,178	4,178
Deferred income taxes - non-current	-	-	659	659	-	-	659	659	-	-	596	596
Long-term debt, less current maturities	-	-	6,766	6,766	-	-	6,818	6,818	-	-	9,079	9,079

Total Capital Employed	$52,595	$17,572	$(125)	$70,042	$53,215	$13,209	$465	$66,889	$55,994	$13,176	$350	$69,520

	As of the three Months Ended May 1, 2011
	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Total assets	66,637	25,929	37,485	130,051
Total liabilities	(14,005)	(15,612)	(20,093)	(49,710)

Subtotal	$52,632	$10,317	$17,392	$80,341
Less:
Cash and cash equivalents	-	-	(23,181)	(23,181)
Short-term investments	-	-	(7,699)	(7,699)
Deferred income taxes - current	-	-	(293)	(293)
Income taxes receivable	-	-	(79)	(79)
Deferred income taxes - non-current	-	-	(3,606)	(3,606)
Current maturities of long-term debt	-	-	2,412	2,412
Line of credit	-	-	-	-
Deferred income taxes - current	-	-	82	82
Income taxes payable - current	-	-	646	646
Income taxes payable - long-term	-	-	4,167	4,167
Deferred income taxes - non-current	-	-	596	596
Long-term debt, less current maturities	-	-	9,135	9,135

Total Capital Employed	$52,632	$10,317	$(428)	$62,521

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$53,609	$13,569	$66	$67,243

Notes:
(1)	See reconciliation per page 6 of this financial information release.

(2)
Return on average capital employed represents operating income for the nine month period ending January 29, 2012 divided by 3 quarters times 4 quarters to arrive at an annualized value then divided by average capital employed. Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3)	Average capital employed was computed using the four periods ending May 1, 2011, July 31, 2011, October 30, 2011, and January 29, 2012.

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE NINE MONTHS ENDED JANUARY 27, 2013 AND JANUARY 29, 2012
Unaudited
(Amounts in Thousands)

	NINE MONTHS ENDED

	Amounts
	January 27,	January 29,
	2013	2012

Consolidated Effective GAAP Income Tax Rate (1)	(1.3)%	(13.4)%

Reduction of U.S. Valuation Allowance	83.7%	50.2%

Undistributed earnings from foreign subsidiaries	(46.3)%	-

Non-Cash U.S. Income Tax Expense	(20.2)%	(18.1)%

Non-Cash Foreign Income Tax Expense	(1.5)%	(0.5)%

Consolidated Adjusted Effective Income Tax Rate (2)	14.4%	18.2%

	THREE MONTHS ENDED
	As reported		January 27, 2013	As reported		January 29, 2012
	January 27,		Proforma Net	January 29,		Proforma Net
	2013	Adjustments	of Adjustments	2012	Adjustments	of Adjustments

Income before income taxes	4,523	-	$4,523	$2,877		$2,877

Income taxes (3)	1,700	(1,049)	651	1,075	$(551)	524
Net income	2,823	1,049	$3,872	$1,802	$551	$2,353

Net income per share-basic	0.23	(0.09)	$0.32	$0.14	$(0.04)	$0.19
Net income per share-diluted	0.23	(0.09)	$0.32	$0.14	$(0.04)	$0.19
Average shares outstanding-basic	12,095	12,095	12,095	12,536	12,536	12,536
Average shares outstanding-diluted	12,290	12,290	12,290	12,677	12,677	12,677

	NINE MONTHS ENDED
	As reported		January 27, 2013	As reported		January 29, 2012
	January 27,		Proforma Net	January 29,		Proforma Net
	2013	Adjustments	of Adjustments	2012	Adjustments	of Adjustments

Income before income taxes	14,426	-	$14,426	$8,705	$-	$8,705

Income taxes (3)	(188)	2,265	2,077	(1,168)	$2,752	1,584
Net income	14,614	(2,265)	$12,349	$9,873	$(2,752)	$7,121

Net income per share-basic	1.19	0.18	$1.01	$0.77	$0.22	$0.56
Net income per share-diluted	1.17	0.18	$0.99	$0.76	$0.21	$0.55
Average shares outstanding-basic	12,279	12,279	12,279	12,777	12,777	12,777
Average shares outstanding-diluted	12,467	12,467	12,467	12,918	12,918	12,918

(1) Calculated by dividing consolidated income tax benefit by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located

(3) Proforma taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.